Exhibit 10.1
MODIFICATION AND EXTENSION AGREEMENT
                                                    Note #UNFUNDED

This MODIFICATION AND EXTENSION AGREEMENT (the “Agreement”) is made this 9th day of November the year 2007 by and between:

                    THE BANKERS’ BANK OF KENTUCKY
                    107 Progress Drive
                     P.O. Box 713
                        Frankfort, Ky. 40601                                       (“Lender”)
And
                        PREMIER FINANCIAL BANCORP, INC.
                    2883 5TH Avenue
                    Huntington, WV 25702                                  (“Borrower”)

    Whereas, Borrower is indebted to Lender as of the date hereof in the amount of $0.00 evidenced by a promissory note from Borrower to Lender in the original face amount of three million five hundred thousand and 00/100 ($3,500,000.00), dated November 10, 2006 (the “Note”), which is secured by 559,800 shares of Citizens Deposit Bank & Trust (Vanceburg) stock and 18,750 shares of Farmers Deposit Bank (Eminence) stock.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Amendment of Terms. Borrower and Lender desire to modify, renew and/or extend the Note by amending The terms thereof as follows, to be effective from and after the date hereof:

The Maturity Date of the Note, at which time all unpaid principal, accrued interest and other charges, fees and expenses shall be due and payable in full, shall be November 9, 2008.

Interest shall accrue on the outstanding principal balance of the Note, based on the actual number of days elapsed over an assumed year of 360 days, at the rate per annum of 1.00% below the JP Morgan Chase Co. Prime, adjusted daily.

Borrower shall make payments on the Note as follows: Interest due quarterly beginning January 5, 2008 Principal and all outstanding interest due and payable at maturity.

2.
Acknowledgements and Waivers of Borrower.  Borrower acknowledges that it has no defense to repayment of the Note in full and Borrower further acknowledges that it is not aware of any claim or cause of action it currently has against Lender. Borrower hereby fully, finally and forever releases Lender from and against any and all claims Borrower has or may have against Lender directly or indirectly arising out of the negotiation, closing or administration of the loan evidenced by the Note or directly or indirectly arising out of the negotiation or execution of this Agreement. Borrower further acknowledges and agrees that any other waivers of rights or defenses contained in the Note or any of the Security Documents shall remain in full force and effect and are hereby remade and affirmed as if set forth in full herein.

3.
No Novation.  Lender and Borrower specifically agree that this Agreement represents a continuation and modification of credit previously extended and is not intended to constitute a novation. Except as expressly modified or amended herein, all of the terms and conditions of the Note shall remain in full force and effect

4.
LATE CHARGE AND DEFAULT RATE OF INTEREST. IF ANY PAYMENT DUE UNDER THE NOTE, AS AMENDED HEREBY, IS NOT RECEIVED BY LENDER WITHIN 20 DAYS OF THE DATE IT IS DUE, THEN A LATE CHARGE OF 3.00% MAY BE CHARGED BY THE LENDER. UPON MATURITY OF THE NOTE, WHETHER BY ACCELERATION OR OTHERWISE, OR UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE NOTE, IN ADDITION TO ANY AND ALL OTHER REMEDIES TO WHICH THE LENDER MAY BE ENTITLED, THE APPLICABLE RATE OF INTEREST ON THIS NOTE SHALL BE INCREASED TO 5.00% PER ANNUM IN EXCESS OF THE RATE SET FORTH IN PARAGRAPH 1, ABOVE.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above

LENDER                                                                                                                  BANKERS’ BANK OF KENTUCKY

                                                                                                    By  /s/ John B. Clark
                                                                                               John B. Clark, Executive Vice President

BORROWER                                                                                                PREMIER FINANCIAL BANCORP, INC.

                                                                                                By /s/ Robert W. Walker   11-21-2007
                                                                                               Robert Walker, President / CEO